EXHIBIT (Q)

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period May 2, 2008 through June 30, 2008.

Dated: April 25, 2008

                                                /s/ Manuel H. Johnson
                                         ---------------------------------------
                                                    Manuel H. Johnson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period May 2, 2008 through June 30, 2008.

Dated: April 25, 2008

                                                   /s/ W. Allen Reed
                                         ---------------------------------------
                                                       W. Allen Reed

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period May 2, 2008 through June 30, 2008.

Dated: April 25, 2008

                                                 /s/ Michael E. Nugent
                                         ---------------------------------------
                                                     Michael E. Nugent

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period May 2, 2008 through June 30, 2008.

Dated: April 25, 2008

                                                 /s/ Michael Bozic
                                         ---------------------------------------
                                                     Michael Bozic

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period May 2, 2008 through June 30, 2008.

Dated: April 25, 2008

                                                /s/ Joseph J. Kearns
                                         ---------------------------------------
                                                    Joseph J. Kearns

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period May 2, 2008 through June 30, 2008.

Dated: April 25, 2008

                                                  /s/ Fergus Reid
                                         ---------------------------------------
                                                      Fergus Reid

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof during the period May 2, 2008 through June 30, 2008.

Dated: April 25, 2008

                                                /s/ James F. Higgins
                                         ---------------------------------------
                                                    James F. Higgins

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period May 2, 2008 through June 30, 2008.

Dated: April 25, 2008

                                               /s/ Kathleen A. Dennis
                                         ---------------------------------------
                                                   Kathleen A. Dennis

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period May 2, 2008 through June 30, 2008.

Dated: April 25, 2008

                                                /s/ Michael F. Klein
                                         ---------------------------------------
                                                    Michael F. Klein

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period May 2, 2008 through June 30, 2008.

Dated: April 25, 2008

                                                /s/ Frank L. Bowman
                                         ---------------------------------------
                                                    Frank L. Bowman

                                   APPENDIX A

      APRIL 25, 2008
MORGAN STANLEY RETAIL FUNDS:
FUND:                                                            FILING:
-----                                                            -------
Morgan Stanley Balanced Fund                                     Post-Effective Amendment No. 18 to Form N-1A
Morgan Stanley U.S. Government Money Market Trust                Post-Effective Amendment No. 31 to Form N-1A
Morgan Stanley Allocator Fund                                    Post-Effective Amendment No. 7 to Form N-1A
Morgan Stanley Dividend Growth Securities Inc.                   Post-Effective Amendment No. 34 to Form N-1A
Morgan Stanley Special Growth Fund                               Post-Effective Amendment No. 21 to Form N-1A
Morgan Stanley Natural Resource Development Securities Inc.      Post-Effective Amendment No. 37 to Form N-1A
Morgan Stanley Series Fund                                       Post-Effective Amendment No. 4 & No. 5 to Form N-1A
Morgan Stanley Prime Income Trust                                Post-Effective Amendment No. 14 to Form 2
MORGAN STANLEY INSTITUTIONAL FUNDS:
Morgan Stanley Institutional Fund, Inc.                          Post-Effective Amendment No. 76 to Form N-1A
Morgan Stanley Institutional Fund Trust                          Post-Effective Amendment No. 84 and 85 to Form N-1A
HEDGE FUNDS
Morgan Stanley Global Long/Short Fund A                          Post-Effective Amendment No. 1 and 2 to Form N-2
Morgan Stanley Global Long/Short Fund P                          Post-Effective Amendment No. 1 and 2 to Form N-2
Alternative Investment Partners Absolute Return Fund II A        Pre-Effective Amendment Nos. 1 and 2 to Form N-2
                                                                 Post-Effective Amendment Nos. 1 and 2 to Form N-2
Alternative Investment Partners Absolute Return Fund II P        Pre-Effective Amendment Nos. 1 and 2 to Form N-2
                                                                 Post-Effective Amendment Nos. 1 and 2 to Form N-2
Alternative Investment Partners Absolute Return Fund             Post-Effective Amendment Nos. 6, 7 and 8 to Form N-2
Alternative Investment Partners Absolute Return Fund STS         Post-Effective Amendment Nos. 7, 8 and 9 on Form N-2